UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  January 8, 2010


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of registrant as specified in its charter)

         Nevada                   001-14237                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                730 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)

                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On January 8, 2010, Financial Federal Corporation ("Financial Federal") issued a press release announcing it has scheduled February 16, 2010 as the date for the special meeting of stockholders of Financial Federal to vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of November 22, 2009, by and between People's United Financial, Inc. and Financial Federal. Financial Federal stockholders of record at the close of business on Monday, January 11, 2010, will be entitled to notice of the special meeting and to vote at the special meeting.

     A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits

     (d)  Exhibits.

       The following exhibits are filed herewith:

       99.1  Press Release, dated January 8, 2010

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINANCIAL FEDERAL CORPORATION
                                       -----------------------------
                                       (Registrant)


                                       By: /s/ Steven F. Groth
                                           -------------------------------
                                           Senior Vice President and Chief
                                           Financial Officer (Principal
                                           Financial Officer)

January 8, 2010
---------------
(Date)

                              EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    -------------------------------------------------
99.1           Press Release, dated January 8, 2010